UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2012

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32179	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On April 26, 2012, the Audit Committee of the Board of Directors of Exact Sciences Corporation (the “Company”) dismissed Grant Thornton LLP as its independent registered public accounting firm effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.  The reports of Grant Thornton LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through April 26, 2012, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years and through April 26, 2012, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated April 30, 2012, is filed as Exhibit 16 to this Current Report on Form 8-K.

On April 26, 2012, the Company’s Audit Committee voted to appoint BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2012.  During the last two fiscal years and through April 26, 2012, the Company has not consulted with BDO USA, LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion BDO USA, LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description

16	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 30, 2012, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: April 30, 2012	By:	/s/ Maneesh Arora
Maneesh Arora
Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 30, 2012, regarding change in certifying accountant.